                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
[X] Definitive Proxy Statement          Only (as permitted by Rule 14a 6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
    (section) 240.14a-12

                                EDG Capital, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


       -------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


       -------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 14a-6(i)(1) and 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



    (4) Proposed maximum aggregate value of transaction:


       -------------------------------------------------------------------------

    (5) Total fee paid:


       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------
    (3) Filing Party:

    ----------------------------------------------------------------------------
     (4) Date Filed:

    ----------------------------------------------------------------------------

                                EDG CAPITAL, INC.
                               700 STEWART AVENUE
                           GARDEN CITY, NEW YORK 11530

               --------------------------------------------------
                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               --------------------------------------------------
                          TO BE HELD ON AUGUST 16, 2001
               --------------------------------------------------

         The annual meeting of shareholders of EDG Capital, Inc. will be held at the offices of Davis & Gilbert LLP, 1740 Broadway, New York, New York 10019, on August 16, 2001, at 10:00 a.m. The matters to be considered and voted upon at the meeting are set forth below and more fully described in the attached proxy statement:

         o The election of five (5) directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

         o A proposal to adopt our 2000 Long-Term Incentive Plan under which options to purchase shares of common stock may be granted to our directors, officers, employees and consultants;

         o A proposal to ratify the selection of Lazar, Levine & Felix LLP as our independent public accountants for the fiscal year ending December 31, 2001; and

         o To transact such other business as may properly be brought before the meeting or any postponement or adjournment thereof.

         Our board of directors has fixed the close of business on June 29, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

         A copy of the 2000 Annual Report accompanies this notice.

                                            By order of the Board of Directors,


                                            Shraga David Aranoff
                                            Secretary

Garden City, New York
July 20, 2001


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                EDG CAPITAL, INC.

                                 ---------------

                                 PROXY STATEMENT

                                ----------------

                               GENERAL INFORMATION

         This proxy statement is furnished to our shareholders in connection with the solicitation of proxies, in the accompanying form, by our board of directors for use in voting at the annual meeting of shareholders, to be held at the offices of Davis & Gilbert LLP, 1740 Broadway, New York, New York 10019, on August 16, 2001, at 10:00 a.m., and at any and all adjournments thereof.

         On or about July 20, 2001, this proxy statement and the accompanying form of proxy are being mailed to each shareholder of record at the close of business on June 29, 2001.

         Our principal executive offices are located at 700 Stewart Avenue, Garden City, New York 11530.

                              QUESTIONS AND ANSWERS

WHAT MATTERS AM I VOTING ON?

         You are being asked to vote on the following matters:

         o The election of five (5) directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

         o A proposal to adopt the 2000 Long-Term Incentive Plan under which options to purchase shares of our common stock may be granted to our directors, officers, employees and consultants; and

         o A proposal to ratify the selection of Lazar, Levine & Felix LLP as our independent public accountants for the fiscal year ending December 31, 2001.

WHO IS ENTITLED TO VOTE?

         Persons who were holders of our common stock as of the close of business on June 29, 2001, the record date, are entitled to vote at the meeting. As of June 29, 2001, we had issued and outstanding 11,052,232 shares of common stock, comprising all of our issued and outstanding voting stock.

         Each holder of our common stock is entitled to one vote for each share held on the record date.

         All share amounts and prices in this proxy statement reflect our 2.57315-for-one common stock split, which was effected by us in August 2000 in the form of a common stock dividend, and the issuance of an aggregate of 7,440,005 shares of our common stock in September 2000 to the former shareholders of our subsidiary ISI in exchange for their shares of ISI's capital stock.

WHAT IS THE EFFECT OF GIVING A PROXY?

         Proxies in the form enclosed are solicited by and on behalf of the board. The persons named in the proxy have been designated as proxies by the board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

         If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:

         o        FOR the election of the nominees listed below under Proposal
                  I;

         o FOR the proposal to approve the 2000 Long-Term Incentive Plan as described below under Proposal II; and

         o FOR the ratification of the selection of Lazar, Levine & Felix LLP as our independent public accountants for the fiscal year ending December 31, 2001, as described below under Proposal III.

         If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In the event that any other matters are properly presented at the meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Any proxy given pursuant to this solicitation may be revoked by you at any time before it is exercised. You may revoke your proxy by:

         o delivering written notification of your revocation to our corporate secretary;

         o        voting in person at the meeting; or

         o        delivering another proxy bearing a later date.

         Please note that your attendance at the meeting will not alone serve to revoke your proxy.

WHAT IS A QUORUM?

         The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy that are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither "for" nor "against" a matter, but are counted in the determination of a quorum.

WHAT IS A "BROKER NON-VOTE"?

         A "broker non-vote" occurs when a broker submits a proxy that states that the broker does not vote for some of the proposals because the broker has not received instructions from the beneficial owners on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

HOW DO I VOTE?

         You may vote your shares by mail or, if you attend the meeting in person, by ballot. The prompt return of the completed proxy card will help us prepare for the meeting.

         To vote by mail, date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States). You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

HOW MANY VOTES ARE NEEDED FOR APPROVAL OF EACH MATTER?

         o Proposal I, the election of directors, requires a plurality vote of the voting stock voted at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" them are elected as directors. Any shares not voted "FOR" a particular nominee (whether as a result of a direction of the shareholder to withhold authority, abstentions or broker non-vote) will not be counted in such nominee's favor.

         o Proposal II, the approval of the 2000 Long-Term Incentive Plan, must be approved by the affirmative vote of a majority of the votes cast at the meeting.

         o Proposal III, the ratification of Lazar, Levine & Felix LLP as our independent public accountants for the fiscal year ending December 31, 2001, must be approved by the affirmative vote of a majority of the votes cast at the meeting.

         Shares deemed present at the meeting but not entitled to vote on Proposal II or III (because of either shareholder withholding or broker non-vote) are not deemed "votes cast" with respect to such proposal and therefore will have no effect on such vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of July 16, 2001, there were 11,052,232 shares of common stock of EDG outstanding. Each share of common stock is entitled to one vote.

         The following table sets forth as of July 16, 2001 the number of shares of common stock beneficially owned by:

         o each person who is known by us to be the beneficial owner of more than five percent of our common stock;

         o        each of our directors; and

         o        all directors and executive officers as a group.


                                             AMOUNT AND NATURE    PERCENTAGE OF
                                               OF BENEFICIAL       OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER(1)        OWNERSHIP (2)     SHARES OWNED(3)
---------------------------------------        -------------     ---------------
Jack Schwartzberg (4)                             1,534,644           13.8%
Shraga David Aranoff (5)                            150,807            1.4%
Harry Barnett (6)                                         0             *
Stanley F. Barshay (7)                                    0             *
Jay M. Haft (8)                                      60,000             *
Bruce Baron                                       2,264,959           20.5%
2509 Avenue U
Brooklyn, New York 11229
Robert G.M. Keating                               1,020,496            9.2%
105 Sixth Street
Garden City, New York 11530
Dennis Shields                                      783,158            7.1%
15 South Baylis Avenue
Port Washington, New York 11050
All directors and executive officers as           1,745,451           15.6%
a group (five persons) (9)
---------------------------
      *   Less than one percent.
     (1) The address of each of the persons named in the table, if not included under each person's name, is 700 Stewart Avenue, Garden City, New York 11530.
     (2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power for all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of common stock that can be acquired by such person within 60 days from July 16, 2001 upon the exercise of options or warrants or the conversion of convertible securities.
     (3) Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by the person (but not those held by any other person) and that are exercisable within 60 days from July 16, 2001 have been exercised or converted.
     (4) Includes 58,333 shares subject to options that are currently exercisable, subject to shareholder approval of the 2000 Long Term Incentive Plan. Does not include 116,667 shares subject to options that are not currently exercisable.
     (5) Includes 33,333 shares subject to options that are currently exercisable, subject to shareholder approval of the 2000 Long Term Incentive Plan. Does not include 166,667 shares subject to options that are not currently exercisable.
     (6) Does not include 80,000 shares subject to options that are not currently exercisable.
     (7) Does not include 80,000 shares subject to options that are not currently exercisable.
     (8) Includes 10,000 shares subject to options that are currently exercisable, subject to shareholder approval of the 2000 Long Term Incentive Plan. Does not include 70,000 shares subject to options that are not currently exercisable.
     (9) Includes 101,666 shares subject to options that are currently exercisable, subject to shareholder approval of the 2000 Long Term Incentive Plan. Does not include 513,334 shares subject to options that are not currently exercisable.

         Information contained in this table about stock ownership was obtained from our shareholders list, filings with governmental authorities, or from the named individuals, directors and officers.

ACQUISITION OF ISOTOPE SOLUTIONS, INC.

         On September 13, 2000, EDG acquired Isotope Solutions, Inc., a New York corporation (formerly known as "Molecular Radiation Management, Inc."). To effect the acquisition, all of ISI's outstanding capital stock, excluding its treasury stock, which was canceled, was converted into the right to receive an aggregate of 7,440,005 shares of EDG's common stock, and ISI was merged into a wholly-owned subsidiary of EDG. Contemporaneously with the acquisition, EDG effected a 2.57315-for-one stock split in the form of a stock dividend payable to shareholders of record on August 23, 2000, and raised gross proceeds of $2,100,000 in a private placement of 2,603,844 shares of common stock at a price of $.8065 per share. All share and per share numbers in this proxy statement have been adjusted to effect the acquisition of ISI and the stock split.

         As a result of the transactions consummated on September 13, 2000, the former shareholders of ISI collectively own an aggregate of 7,440,005 shares of common stock, or approximately 67% of the 11,052,232 outstanding shares of common stock.

         In connection with the acquisition of ISI, Linda Green and Seth Green resigned as directors of EDG, the board of directors was increased to six persons and Jack Schwartzberg, Shraga David Aranoff, Robert G. M. Keating, Gail Shields, Jay M. Haft and Maurice Kolodin, all nominees of the former shareholders of ISI, became the new directors to fill the vacancies on the board.

         On January 5, 2001, Robert G.M. Keating and Maurice Kolodin resigned from the board and on January 15, 2001, Gail Shields resigned from the board. On January 15, 2001, the remaining directors elected Stanley F. Barshay to fill one of the vacancies on the board. The size of the board was reduced to five persons by resolution adopted at a meeting of the board held on January 22, 2001. Subsequently, on May 4, 2001, the board elected Harry Barnett to fill the remaining vacancy on the board.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

         The board presently consists of five directors. The incumbent directors are Jack Schwartzberg, Shraga David Aranoff, Harry Barnett, Stanley F. Barshay and Jay M. Haft. The board is not classified.

         Five persons will be elected at the meeting to serve as directors for a term of one year. The board has nominated Jack Schwartzberg, Shraga David Aranoff, Harry Barnett, Stanley F. Barshay and, Jay M. Haft, the incumbent directors, as the candidates for election. Unless otherwise specified in the form of proxy, the proxies solicited by management will be voted "FOR" the election of these candidates. In case any of these nominees becomes unavailable for election to the board, an event that is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment. The following information was furnished by the nominees:

INFORMATION CONCERNING NOMINEES

         The following table sets forth the names of the nominees and certain information with regard to each nominee as of the record date:

         NAME                           AGE            TITLE
         ----                           ---            -----
         Jack Schwartzberg               66            Chief Executive Officer, President, and Chairman of the Board of Directors

         Shraga David Aranoff            33            Chief Operating Officer, Vice President, Treasurer and Director

         Harry Barnett                   39            Director

         Stanley F. Barshay              61            Director

         Jay M. Haft                     65            Director


JACK SCHWARTZBERG has served as the Chairman of the Board, Chief Executive Officer, and President of EDG since September 13, 2000. He has been Chairman of the Board, Chief Executive Officer and President of ISI since November 1997. He served as a Vice President of Complete Management, Inc., a New York Stock Exchange physician practice management company, from 1994 to June 1997 and as a marketing consultant to Complete Management, Inc. from June 1997 to October 1997. Mr. Schwartzberg was president and publisher of Madison Avenue Magazine and Runway New York Publishing Company from 1976 to 1993. Mr. Schwartzberg practiced law as a partner in the law firm of Schwartzberg & Sack from 1963 to

1976. He holds a J.D. degree from Brooklyn Law School and a B.A. degree from Hunter College. Mr. Schwartzberg was also a commissioned officer in the United States Navy, serving as Commanding Officer of the United States Naval Base in South Portland, Maine, from 1957 to 1960.

SHRAGA DAVID ARANOFF has served as the Chief Operating Officer and Vice President of EDG, as a Director of EDG since September 13, 2000 and as EDG's Treasurer since September 25, 2000. He has been Chief Operating Officer and Vice President of ISI since August 1998. He served as a consultant to ISI from ISI's inception in November 1997 and joined ISI on a full-time basis in August 1998. Mr. Aranoff was Director of Medical / Legal Affairs for Complete Management, Inc. from October 1996 through July 1998. He was an attorney with the law firm of Slotnick, Shapiro & Crocker, LLP from August 1994 to September 1996. From 1991 to 1994, Mr. Aranoff was a law student. From 1989 to 1991 Mr. Aranoff was a programmer analyst for Goldman Sachs & Company. He holds a J.D. from Benjamin N. Cardozo School of Law and a B.S. degree, summa cum laude, in Computer Science from Brooklyn College.

HARRY BARNETT has served as a director of EDG since May 4, 2001. He has been the manager of Clinical Assistance Programs LLC, a company he founded that provides comprehensive training and consulting services to biotechnology and pharmaceutical companies conducting clinical trials, since December 1999, and the manager of Biomodels LLC, a full-service, pre-clinical research firm affiliated with Brigham and Women's Hospital that he founded, since January 1997. He has also been the president of the corporate general partner of IBT, LP, which holds the exclusive rights to a patent for the treatment of heartburn used in the over-the-counter product Pepcid Complete, since January 1996. From 1993 to June 1997, Mr. Barnett was Vice President and General Counsel of Faneuil Advisors, Inc., a mortgage acquisition and investment banking firm. Mr. Barnett is a graduate of Tufts University and holds a J.D. degree from Boston University School of Law.

STANLEY F. BARSHAY has served as a director of EDG since January 15, 2001. He retired in 1997 as Senior Vice President of American Home Products Corporation, where he was employed for 32 years in various capacities. He was President of the Whitehall Laboratories division of American Home Products Corporation from 1978 to 1986. He served as Vice President of American Home Products Corporation from 1975 to 1977. He was the President of its Boyle-Midway Household Products Corporation subsidiary from 1972 to 1974 and he held various other positions with Boyle-Midway from 1964 to 1971. He holds a B.S. in Business Administration from Long Island University. Mr. Barshay serves on the Executive Committee of the Board of Trustees of Long Island University. He also serves on the Board of Directors of Nice-Pak Corp. and J.C.C.A.

JAY M. HAFT has served as a director of EDG since September 13, 2000. He has acted as a strategic and financial consultant for growth stage companies since 1993. He is also currently of counsel to Parker Duryee Rosoff & Haft, a law firm of which he was a partner from 1989 to 1994. He has been a managing general partner of GenAm "1" Venture Fund, an international venture capital fund, since 1988. He is a director of Robotic Vision Systems, Inc., NCTI Group, Inc., DCAP Group, Inc., Encore Medical Corporation, DUSA Pharmaceuticals, Inc., Oryx Technology Corp. and Thrift Management, Inc. He is a Trustee of Florida International

University and a Trustee of the Wolfsonian Museum. He is a graduate of Yale College and Yale Law School.

BOARD MEETINGS, COMMITTEES AND COMPENSATION

         Our board did not meet at all during 2000, but acted by written consent on six occasions. The board has held one meeting in 2001 through the date of this proxy statement.

         The board does not currently maintain any standing committees.

         All directors are reimbursed for certain expenses in connection with attendance at board meetings. Directors are also eligible to be granted options to purchase shares of our common stock under the 2000 plan. Other than with respect to participation in the 2000 plan and reimbursement of expenses, directors who are employees or officers or who are associated with EDG do not receive compensation for service as directors.

EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the compensation paid to Jack Schwartzberg, our Chief Executive Officer, for services rendered by him in all capacities for the fiscal years ended December 31, 2000, 1999 and 1998 and to Shraga David Aranoff, our Chief Operating Officer, for services rendered by him in all capacities for the fiscal year ended December 31, 2000. There were no other executive officers whose total annual salary and bonus exceeded $100,000 for those fiscal years. We sometimes refer to Messrs. Schwartzberg and Aranoff in this proxy statement as the Named Executive Officers.


--------------------------------------------------------------------------------
                               ANNUAL COMPENSATION
--------------------------------------------------------------------------------
                                                                  OTHER ANNUAL
                                               SALARY   BONUS     COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR      ($)      ($)          ($)
--------------------------------------------------------------------------------
Jack Schwartzberg                     2000    200,000     -         29,161(1)
Chairman, CEO and President           1999    200,000     -         30,673(1)
                                      1998    200,000     -         28,167(1)
--------------------------------------------------------------------------------
Shraga David Aranoff                  2000    103,333     -         22,081(1)
COO, Vice President and Treasurer
--------------------------------------------------------------------------------

--------------------
(1) Includes costs associated with a leased automobile and health benefits package.

STOCK OPTION GRANTS

         The following table sets forth certain information about stock options granted during 2000 to the Named Executive Officers.

-------------------------------------------------------------------------------------------------------------
                                                       PERCENT OF TOTAL
                           NUMBER OF SECURITIES       OPTIONS GRANTED TO    EXERCISE PRICE
NAME                    UNDERLYING OPTIONS GRANTED    EMPLOYEES IN 2000         ($/SH)      EXPIRATION DATE
-------------------------------------------------------------------------------------------------------------
Jack Schwartzberg                175,000                    57.8%               $.8872          09/13/05
-------------------------------------------------------------------------------------------------------------
Shraga David Aranoff             100,000                    33.0%               $.8065          09/13/10
-------------------------------------------------------------------------------------------------------------

STOCK OPTION EXERCISES AND HOLDINGS

         The Named Executive Officers did not exercise any options in 2000. The following table sets forth the number of shares of common stock underlying unexercised options held by the Named Executive Officers at December 31, 2000. At December 31, 2000, neither Named Executive Officer held any "in-the-money" stock options.


     ----------------------------------------------------------------------
                                     NUMBER OF SECURITIES UNDERLYING
                                 UNEXERCISED OPTIONS AT DECEMBER 31, 2000
       NAME                             EXERCISABLE/UNEXERCISABLE
     ----------------------------------------------------------------------
       Jack Schwartzberg                        0/175,000
     ----------------------------------------------------------------------
       Shraga David Aranoff                     0/100,000
     ----------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

         Effective September 8, 2000, EDG and Jack Schwartzberg entered into an employment agreement for a term ending on September 7, 2003, subject to automatic extension thereafter until either party gives 180 days' advance notice of termination to the other party. The employment agreement provides for an annual salary of $200,000, a cash bonus based on performance in an amount to be determined by our board of directors, the grant of options to purchase 175,000 shares of our common stock at a price of $.8872 per share under the 2000 plan, subject to the approval by our shareholders, one leased automobile at our expense and participation in other executive and employee benefit programs if and when put into effect by us. Mr. Schwartzberg may be discharged for cause, including failure or refusal to perform his duties, misappropriation of our funds or property, the use of alcohol or illegal drugs in a manner that interferes with his duties to us, and conviction of a felony or a crime involving moral turpitude, dishonesty or theft. Mr. Schwartzberg may terminate the employment agreement for "good reason," including the assignment to Mr. Schwartzberg of any duties inconsistent with his position, our requiring him to be based at an office outside the New York City metropolitan area without his consent, a failure by us to comply with the compensation provisions of the agreement, any other material breach by us of the employment agreement, Mr. Schwartzberg's removal as a director or a change in control of EDG (as defined in the employment agreement). If the employment agreement is terminated by Mr. Schwartzberg for good reason or by us other than for cause or at any time after the end of the initial term, Mr. Schwartzberg will be entitled to be paid his base salary and bonus through the later of September 7, 2004 or the 12-month anniversary of the date of termination, he will be entitled to continue to participate during such period in all executive and employee benefit programs, and his stock options will become fully vested. The employment agreement includes noncompete restrictions during its term and for 12 months thereafter and a confidentiality provision.

         Effective September 8, 2000, EDG and Shraga David Aranoff entered into an employment agreement for a term ending on September 7, 2003, subject to automatic extension thereafter until either party gives 90 days' advance notice of termination to the other party. The employment agreement provides for an annual salary of $125,000, a cash bonus based on performance in an amount to be determined by our board of directors, the grant of options to purchase 100,000 shares of our common stock at a price of $.8065 per share under the 2000 plan, subject to approval by our shareholders, one leased automobile at our expense and participation in other executive and employee benefit programs if and when put into effect by us. Mr. Aranoff may be discharged for cause, including failure or refusal to perform his duties, misappropriation of our funds or property, the use of alcohol or illegal drugs in a manner that interferes with his duties to us, and conviction of a felony or a crime involving moral turpitude, dishonesty or theft. Mr. Aranoff may terminate the employment agreement for "good reason," including the assignment to Mr. Aranoff of any duties inconsistent with his position, our requiring him to be based at an office outside the New York City metropolitan area without his consent, a failure by us to comply with the compensation provisions of the employment agreement, any other material breach by us of the employment agreement, Mr. Aranoff's removal as a director or a change in control of EDG (as defined in the employment agreement). If the employment agreement is terminated by Mr. Aranoff for good reason or by us other than for cause or at any time after the end of the initial term, Mr. Aranoff will be entitled to be paid his base salary and bonus through the later of September 7, 2003 or the three-month anniversary of the date of termination, he will be entitled to continue to participate during such period in all executive and employee benefit programs, and his stock options will become fully vested. The employment agreement includes noncompete restrictions during its term and for 12 months thereafter and a confidentiality provision.

2000 LONG-TERM INCENTIVE PLAN

         In September 2000, our board of directors adopted, subject to the approval of our shareholders, the EDG Capital, Inc. 2000 Long-Term Incentive Plan. The 2000 plan was established to enable EDG and its subsidiaries to attract, retain and motivate employees, directors and consultants. The 2000 plan authorizes the grant of individual incentive stock options or non-qualified options to purchase shares of our common stock. The maximum number of shares that may be issued under the 2000 plan is 1,247,983, subject to adjustment in the event of stock splits, stock dividends, split-ups, spin-offs, combinations or exchanges or any other change affecting the common stock. Unless we terminate it earlier, the 2000 plan will expire on December 31, 2010. Employees, directors, advisory board members or consultants of EDG or a subsidiaries of EDG are eligible to receive options under the 2000 plan. The 2000 plan is administered by our board of directors, which determines the persons to whom awards will be granted, the number of options to be granted and the specific terms of each grant. Under the 2000 plan, no incentive stock option may be granted having a term of more than 10 years and an exercise price less than the fair market value of our common stock on the date of grant, and no incentive stock option having a term of more than five years and an exercise price less than 110% of the fair market value of our common stock on the date of grant may be granted to a person who holds 10% or more of our outstanding common stock. We describe the 2000 plan in more detail in the discussion of Proposal II below.

         As of July 16, 2001, options to purchase an aggregate of 958,000 shares are outstanding under the 2000 plan, all of which are subject to the approval of the 2000 plan by our shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than 10 percent of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish us with copies of all such reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2000, all filings under Section 16(a) were made as required.

CERTAIN TRANSACTIONS

         No member of our current management and no beneficial owner of five percent or more of our outstanding common stock has had any transactions with EDG or ISI during the past year, nor proposes any such transaction, in which the amount involved exceeded $60,000, except as follows:

         Jack Schwartzberg, Shraga David Aranoff, directors and officers of EDG Capital, and Bruce Baron, Robert G.M. Keating and Dennis Shields, who each hold five percent or more of our outstanding common stock, received their shares of our common stock in exchange for their shares of ISI on September 13, 2000 in connection with EDG's acquisition of ISI.

         As of September 8, 2000, Jack Schwartzberg and Shraga David Aranoff entered into the employment agreements with EDG described in the section of this proxy statement entitled "Executive Compensation".

         In connection with EDG's acquisition of ISI, EDG and each of Jack Schwartzberg, Robert G.M. Keating, Bruce Baron, Dennis Shields, Shraga David Aranoff and certain other former shareholders of ISI entered into a registration rights agreement. The registration rights agreement gives Messrs. Schwartzberg, Keating, Shields and Aranoff and the other former shareholders of ISI who signed the registration rights agreement the right to have their shares of common stock of EDG included in any registration statement we file, except for the registration statement we filed in February 2000 covering the resale of certain shares we issued in a private placement in September 2000 and subject to certain other customary exceptions. All of the former shareholders of ISI have agreed that in the event their shares of our common stock are included in a registration statement filed by us for an underwritten public offering, if requested by the managing underwriter, they will agree not to sell or otherwise transfer the shares without the consent of the managing underwriter for a period of up to one year following consummation of the underwritten offering.

                                   PROPOSAL II

                  APPROVAL OF THE 2000 LONG-TERM INCENTIVE PLAN

         In September 2000, our board adopted the 2000 Long-Term Incentive Plan, subject to shareholder approval at the annual meeting. EDG is a growing company that operates in an intensely competitive industry. A particularly competitive area of our business is attracting and retaining talented employees and medical groups comprised of talented physicians. It is our policy to compensate employees and physicians in the medical groups we manage with stock options in order to incentivize them and align their interests with those of our shareholders.

         It is imperative that we continue to attract and retain quality employees and medical groups in order to continue our growth and effect our business plan. If we are unable to do this, we will be at a significant competitive disadvantage in the marketplace and shareholder value could be adversely impacted. The ability to continue to compensate employees and consultants with stock options is key to competing for talent. For these reasons, we are requesting that the shareholders approve the 2000 plan.

         The board of directors recommends voting "FOR" Proposal II.

SUMMARY OF THE 2000 PLAN

         ADMINISTRATION

         The 2000 plan is administered by the board. The board has full authority, subject to the provisions of the 2000 plan, to award stock options. The board determines, among other things, the persons to whom from time to time stock options may be granted, the number of shares subject to each stock option, exercise prices, any restrictions or limitations on stock option awards, and the vesting, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to stock option awards.

         STOCK SUBJECT TO THE 2000 PLAN

         The 2000 plan authorizes the grant of stock options the exercise of which would allow up to an aggregate of 1,247,983 shares of common stock to be acquired by the holders of such stock options. In order to prevent the dilution or enlargement of the rights of participants, the number of shares of common stock authorized by the 2000 plan is subject to adjustment by the board in the event of any dividend on shares of common stock payable in shares of common stock, stock split, reverse stock split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole. In the event of any of the foregoing, the board will make equitable adjustments in the terms of any awards and the aggregate number of shares reserved for issuance under the 2000 plan. There are presently options outstanding under the 2000 plan to purchase an aggregate of 958,000 shares of common stock, all of which have been granted subject to the approval of the 2000 plan by our shareholders.

         If any stock option granted under the 2000 plan is forfeited, surrendered, canceled, terminated or settled in cash in lieu of common stock, the shares of common stock that were available pursuant to such stock option shall again be available for distribution in connection with stock options subsequently granted under the 2000 plan.

         ELIGIBILITY

         Subject to the provisions of the 2000 plan, stock options may be granted to employees, officers, directors, advisory board members and consultants who are responsible for or contribute to the management, growth and protection of the business of EDG and its wholly- or majority-owned subsidiaries or whose performance or contribution benefits or will benefit EDG. Incentive Stock Options, as defined below, may be granted only to persons who, at the time of grant, are, or have agreed to become, employees of EDG or its wholly- or majority-owned subsidiaries. As of the date of this proxy statement, an aggregate of 12 employees of, and consultants to, EDG and/or ISI, and three non-employee directors of EDG, are eligible to participate in the 2000 Plan.

         There are limits on the number of shares of common stock underlying stock options to be granted under the 2000 plan to any one participant in any calendar year and to all participants in any one calendar year.

         TYPES OF OPTIONS

         The 2000 plan provides both for "incentive" stock options ("Incentive Stock Options") as defined in Section 422 of the Code and for options not qualifying as incentive options ("Non-Qualified Stock Options"). The board determines the exercise price per share of common stock purchasable under an Incentive or Non-Qualified Stock Option. The exercise price of Incentive Stock Options may not be less than 100% of the fair market value on the day of the grant. However, the exercise price of an Incentive Stock Option granted to a person who owns more than 10% of the total combined voting power of all classes of EDG's stock may not be less than 110% of such fair market value on the date of grant. An Incentive Stock Option may be exercised only within ten years from the date of the grant (or within five years in the case of an Incentive Stock Option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of EDG's stock). Subject to vesting provisions and any limitations or conditions the board may impose, a stock option may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to EDG specifying the number of shares of common stock to be purchased. Such notice must be accompanied by payment in full of the purchase price, either in cash, by certified check, bank draft or money order or, if permitted by the board and applicable law, by delivery of, alone on in conjunction with a partial cash or instrument payment, a fully-secured promissory note or notes, shares of common stock already owned by the participant for at least six months, or some other form of payment approved by the board. The board may also permit a participant to simultaneously exercise a stock option and sell the shares of common stock thereby acquired on a "cashless exercise" basis.

         Generally, stock options granted under the 2000 plan may not be transferred other than by will or by the laws of descent and distribution.

         Generally, if a participant's employment with EDG terminates for any reason any then unexercisable stock options will be forfeited and canceled and any then exercisable stock options will be forfeited and canceled 90 days after the date the participant's employment terminates unless the stock options terminate sooner by their terms. The board may determine that exercisable stock options may remain exercisable for an additional specified period, but not beyond the stated term of the stock options. If a participant's employment terminates due to death, retirement or disability, the participant or his representative will have the right, with respect to stock options that were exercisable immediately prior to the termination of employment, to exercise the stock options at any time during the one year period following the termination of employment (but not beyond the stated term of the stock options).

         WITHHOLDING TAXES

         The board may deduct from the exercise of any stock option, or any other payment or settlement under the 2000 plan, any federal, state, local or other taxes of any kind that the board determines to be necessary to be withheld to comply with applicable law, rule or regulation. If the board permits common stock to be used to satisfy any withholding requirement, the common stock will be valued at the fair market value of EDG's common stock on the date the tax withholding is required to be made.

         AGREEMENTS

         Stock options granted under the 2000 plan will be evidenced by agreements consistent with the 2000 plan in such form and having such additional terms (not contrary to the requirements of the 2000 plan) as the board may prescribe. Neither the 2000 plan, the grant of any stock options nor the execution of any stock option agreement confer any right to continued employment upon any participant.

         TERM AND AMENDMENTS

         Unless terminated by the board, the 2000 plan will terminate on December 31, 2010, except with respect to stock options then outstanding. The board may at any time, and from time to time, amend the 2000 plan, but no amendment may be made that would materially impair the rights of a participant under any agreement entered into pursuant to the 2000 plan without the participant's consent.

         MERGERS AND CHANGES IN CONTROL

         The 2000 plan provides that in the event of a merger or consolidation of EDG with another entity, participants will be entitled to receive substitute options that substantially preserve the value, rights and benefits of the options they had before the merger or consolidation, subject to the right of EDG to instead pay them cash equal to the difference between the fair market value of the stock underlying their options and the exercise price of the options.

         The 2000 plan also contains certain change in control provisions that could cause stock options to become immediately exercisable in the event:

         o any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) acquires voting or investment control over 50% or more of EDG's common stock or voting securities, subject to exceptions for acquisitions by employee benefit plans sponsored by EDG or a subsidiary, underwriters in connection with firm commitment offerings of securities to be issued by EDG, or by any corporation if the ownership of the acquiring corporation is substantially the same as the ownership of EDG before the acquisition.

         o members of the board on the effective date of the 2000 plan (together with any directors elected after the effective date whose election by the board or whose nomination for election by the shareholders of EDG was approved by a vote of at least two thirds of the directors then in office who were directors on the effective date of the 2000 plan or whose election or nomination was previously so approved but excluding any director who became a director as a result of any actual or threatened election contest) cease for any reason to constitute a majority of the board of directors.

         o of a reorganization, merger or consolidation of EDG, or the approval by EDG's shareholders of a reorganization, merger or consolidation of EDG, other than one in which the ownership of the corporation resulting from such merger or consolidation is substantially the same as the ownership of EDG before the acquisition.

         o of a complete liquidation or substantial dissolution of EDG, or the sale or other disposition of all or substantially all of the assets of EDG, or the approval by EDG's shareholders of such an event or transaction, other than a sale of assets to a wholly owned subsidiary or pursuant to a transaction in which the ownership of the corporation or other business entity acquiring the assets is substantially the same as the ownership of EDG before the acquisition.

         o of the occurrence of any other event that EDG would be required to report in response to Item 1 (changes in control) or Item 2 (acquisition or disposition of assets) of Form 8-K under the Securities Exchange Act of 1934.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion of the federal income tax consequences of participation in the 2000 plan is only a summary of the general rules applicable to the grant and exercise of stock options and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the 2000 plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

         INCENTIVE STOCK OPTIONS

         A participant will recognize no taxable income upon the grant of an Incentive Stock Option. The participant will realize no taxable income when the Incentive Stock Option is exercised if the participant has been an employee of EDG or its subsidiaries at all times from the date of the grant until three months before the date of exercise (one year if the participant is disabled). EDG will not qualify for any deduction in connection with the grant or exercise of Incentive Stock Options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to the participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant.

         If common stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares, and we will qualify for a deduction equal to the amount recognized by the participant as ordinary compensation income, subject to the limitation that the compensation be reasonable.

         NON-QUALIFIED STOCK OPTIONS

         With respect to Non-Qualified Stock Options:

         o upon grant of the stock option, the participant will recognize no income,

         o upon exercise of the stock option (if the shares of common stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable, and

         o EDG will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant. On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

         NEW PLAN BENEFITS

         The following table sets forth as of July 16, 2001, the options granted to each of our Named Executive Officers, each nominee for election as a director, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants other than executive officers as a group.

 ------------------------------------------------------------------------------
                                                       NUMBER OF SHARES OF
                                                     COMMON STOCK UNDERLYING
                                                         OPTIONS GRANTED
                  NAME AND POSITION
 ------------------------------------------------------------------------------
 Jack Schwartzberg, Chairman, CEO and President
                                                             175,000
 ------------------------------------------------------------------------------
 Shraga David Aranoff, COO, Vice President and
 Treasurer                                                   200,000
 ------------------------------------------------------------------------------
 Harry Barnett, Director                                      80,000
 ------------------------------------------------------------------------------
 Stanley F. Barshay, Director                                 80,000
 ------------------------------------------------------------------------------
 Jay M. Haft, Director                                        80,000
 ------------------------------------------------------------------------------
 All current executive officers as a group (two
 persons)                                                    373,000
 ------------------------------------------------------------------------------
 All current directors who are not executive
 officers as a group (three persons)                         240,000
 ------------------------------------------------------------------------------
 All employees and consultants other than executive
 officers as a group (nine persons)                          343,000
 ------------------------------------------------------------------------------

         The average of the bid and ask prices of EDG's common stock as reported by the OTC Bulletin Board on July 13, 2001, was $3.00 per share.


                                  PROPOSAL III

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Our board of directors has approved the engagement of Lazar, Levine & Felix LLP as our independent public accountants for the fiscal year ending December 31, 2001. Lazar, Levine & Felix LLP audited our financial statements for the fiscal year ended December 31, 2000, which was the year in which EDG acquired ISI. The board believes that it is appropriate to submit for ratification by the shareholders its selection of Lazar, Levine & Felix LLP as our independent public accountants.

CHANGE IN ACCOUNTANTS

         On September 29, 2000, we dismissed Scott & Guilfoyle as EDG's independent accountants. The reports of Scott & Guilfoyle on the financial statements for the fiscal years ended June 30, 1999, and 2000 contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. Our board of directors approved the decision to change independent accountants on September 29, 2000.

         In connection with Scott & Guilfoyle's audits for the fiscal years ended June 30, 1999, and 2000, there were no disagreements with Scott & Guilfoyle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Scott & Guilfoyle would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

         We engaged Lazar Levine & Felix LLP as our new independent accountants as of September 29, 2000. During the two most recent fiscal years, we have not consulted with Lazar Levine & Felix LLP regarding either (i) the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements and either written or oral advice was provided that was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a) (1) (iv) of Regulation S-B.

AUDIT AND OTHER FEES

         The aggregate fees for professional services rendered by Lazar Levine & Felix LLP for the audit of our annual financial statements for the fiscal year ended December 31, 2000 were $44,000. Lazar Levine & Felix LLP also charged us an aggregate of $7,000 for its review of our financial statements included in the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000. Our financial statements included in our Quarterly Reports on Form 10-QSB for the quarter ended March 31, 2000 were reviewed by Scott & Guilfoyle, which charged us $525 for such review.

         As a result of the acquisition of ISI by EDG in September 2000, EDG adopted the financial statements of ISI and its fiscal year end changed from June 30 to December 31. We paid Scott & Guilfoyle an aggregate of $1,640 for professional services rendered in connection with Scott & Guilfoyle's audit of EDG's financial statements for the fiscal year ended June 30, 2000. Also, we paid the former accountants of ISI, Kurcias Jaffe & Company LLP, an aggregate of $14,112 in 2000 for professional services rendered by Kurcias Jaffe & Company LLP in connection with the audits of ISI's financial statements for the fiscal years ended December 31, 1998 and 1999.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         We did not pay any fees in 2000 to Lazar Levine & Felix LLP, Scott & Guilfoyle or Kurcias Jaffe & Company LLP for financial information systems design and implementation.

         We have been advised that neither Lazar, Levine & Felix LLP nor any of its partners has any material direct or indirect relationship with EDG. The board considers Lazar, Levine & Felix LLP to be well qualified for the function of serving as our independent public accountants.

         Representatives of Lazar, Levine & Felix LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         If the shareholders do not approve Proposal VI, the selection of independent public accountants will be reconsidered by the board.

                  The board of directors recommends voting "FOR" Proposal III.


                           2002 SHAREHOLDER PROPOSALS

         In order for shareholder proposals for the 2002 annual meeting of shareholders to be eligible for inclusion in EDG's proxy statement, they must be received by EDG at its principal office in Garden City, New York by March 22, 2002. A shareholder must have been a continuously registered or beneficial owner of at least 1% of EDG's outstanding stock or stock with a market value of at least $2,000 for at least one year prior to submitting the proposal, and the shareholder must continue to own such stock through the date on which the 2002 annual meeting of shareholders is held.

                                  OTHER MATTERS

         The board knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.


                             SOLICITATION OF PROXIES

         The cost of proxy solicitations will be borne by EDG. In addition to solicitations of proxies by use of the mails, some officers or employees of EDG, without additional remuneration, may solicit proxies personally or by telephone. EDG may also request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and may reimburse them for reasonable expenses related thereto.

                                        Shraga David Aranoff
                                        Secretary

Garden City, New York
July 20, 2001

                                                                         ANNEX A

                                EDG CAPITAL, INC.

                          2000 LONG-TERM INCENTIVE PLAN


         1. PURPOSE. The purpose of the 2000 Long-Term Incentive Plan (the "Plan") is to further and promote the interests of EDG Capital, Inc. (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees and consultants or those who will become employees or consultants, and to align the interests of those individuals and the Company's shareholders. To do this, the Plan offers stock options providing such employees and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

         2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:

                  2.1 "AWARD" means an award or grant made to a Participant under Section 6 of the Plan.

                  2.2 "AWARD AGREEMENT" means the agreement executed by a Participant pursuant to Sections 3.2 and 17.7 of the Plan in connection with the granting of an Award.

                  2.2 "BOARD" means the Board of Directors of the Company, as constituted from time to time.

                  2.3 "CODE" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                  2.4 "COMMITTEE" means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

                  2.5 "COMMON STOCK" means the Common Stock, par value $.001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

                  2.6 "COMPANY" means EDG Capital, Inc., a New York corporation, or any successor corporation to EDG Capital, Inc.

                  2.7 "DISABILITY" means disability as defined in the Participant's then effective employment agreement, or if the participant is not then a party to an effective employment agreement with the Company which defines disability, "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the first sentence of this Section 2.7, at any time that the Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.

                  2.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                  2.9 "FAIR MARKET VALUE" means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the OTB Bulletin Board or other exchange or market for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

                  2.10 "INCENTIVE STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

                  2.11 "NON-QUALIFIED STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

                  2.12 "PARTICIPANT" means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

                  2.13 "PLAN" means the EDG Capital, Inc. 2000 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

                  2.14 "RETIREMENT" means the voluntary retirement by the Participant from active employment with the Company and its Subsidiaries on or after the attainment of (i) age 65, or (ii) 60, with the consent of the Board.

                  2.15 "SUBSIDIARY(IES)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

          3.      ADMINISTRATION.

                  3.1 THE COMMITTEE. The Plan shall be administered by the Board or the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

                  3.2 PLAN ADMINISTRATION AND PLAN RULES. The Board or the Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Board or the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and form as the Board or the Committee shall determine,
(c) imposing such restrictions, terms and conditions upon such Awards as the Board or the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Board or the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Board or the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Board or the Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Board or the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Board or the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Board or the Committee.

                  3.3 LIABILITY LIMITATION. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

          4.      TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN.

                  4.1 TERM. The Plan shall terminate on December 31, 2010, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

                  4.2 COMMON STOCK. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 10.2 of the Plan, shall not exceed 1,247,983 shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

                  4.3 COMPUTATION OF AVAILABLE SHARES. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section
4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Section 6 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

         5. ELIGIBILITY. Individuals eligible for Awards under the Plan shall consist of all employees, directors, advisory board members and consultants, or those who will become such employees , directors, advisory board members or consultants, of the Company and/or its Subsidiaries who are responsible for or contribute to the management, growth and protection of the business of the Company and/or its Subsidiaries or whose performance or contribution, in the sole discretion of the Board or the Committee, benefits or will benefit the Company.

         6.       STOCK OPTIONS.

                  6.1 TERMS AND CONDITIONS. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock Option(s))". Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

                  6.2 GRANT. Stock Options may be granted under the Plan in such form as the Board or the Committee may from time to time approve. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

                  6.3 EXERCISE PRICE. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Board or the Committee; provided , however, that the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                  6.4 TERM. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

                  6.5 METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in fall of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the Board or the Committee (in its sole discretion) and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) a fully-secured promissory note or notes, (b) shares of Common Stock already owned by the Participant for at least six (6) months, or (c) some other form of payment acceptable to the Board or the Committee. The Board or the Committee may also permit Participants (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a "cashless exercise" arrangement or program, selected by and approved of in all respects in advance by the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

                  6.6 EXERCISABILITY. In respect of any Stock Option granted under the Plan, unless otherwise provided in the Award Agreement at the time of grant or in the Participant's employment agreement in respect of any such Stock Option, such Stock

Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option, as determined on the date of grant, as follows:

                  o 33%, on the first anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;
                  o 66%, on the second anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries; and
                  o 100%, on the third anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries.

         7. MAXIMUM YEARLY AWARDS. The maximum annual Common Stock amounts in this Section 7 are subject to adjustment under Section 10.2 and are subject to the Plan maximum under Section 4.2. All Participants in the aggregate may not receive in any calendar year Awards of Options, in the aggregate, exceeding 975,000 underlying shares of Common Stock. Each individual Participant may not receive in any calendar year Awards of Options exceeding 400,000 underlying shares of Common Stock.

         8. TERMINATION OF EMPLOYMENT. Except as is otherwise provided (a) in the relevant Award Agreement as determined by the Board or Committee (in its sole discretion) at the time of grant, or (b) in the Participant's then effective employment agreement, if any, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, contained in such Award Agreement and/or such employment agreement. If a Participant's employment with the Company terminates for any reason any then unexercisable Stock Options shall be forfeited and cancelled by the Company. Except as otherwise provided in this Section 8, if a Participant's employment with the Company and its Subsidiaries terminates for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options, if any, shall terminate ninety (90) days after the date of such termination (but not beyond the stated term of any such Stock Option as determined under Section 6.4) and thereafter such Stock Option shall be forfeited and cancelled by the Company. The Board or the Committee, in its sole discretion, may determine that any such Participant's Stock Options, if any, to the extent exercisable immediately prior to any termination of employment (other than a termination due to death, Retirement or Disability), may remain exercisable for an additional specified time period after such ninety (90) day period expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option. If any termination of employment is due to death, Retirement or Disability, a Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall have the right, to the extent exercisable immediately prior to any such termination, to exercise such Stock Options, if any, at any time within the one
(1) year period following such termination due to death, Retirement or Disability (but not beyond the term of any such Stock Option as determined under Section 6.4).

         9. NON-TRANSFERABILITY OF AWARDS. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgements, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options are exercisable only by the Participant.

           10.    CHANGES IN CAPITALIZATION AND OTHER MATTERS.

                  10.1 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof,
(d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action.

                  10.2 RECAPITALIZATION ADJUSTMENTS. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board or the Committee shall authorize and make such proportionate adjustments, if any, as the Board or the Committee deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be granted or awarded to any Participant, the number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards.

                  10.3 CERTAIN MERGERS.

                           10.3.1 If, after September 13, 2000, the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event the Company will be or is the surviving corporation, a Participant shall be entitled, as of the date of the execution of the agreement evidencing the Merger Event (the "Execution Date") and with respect to both exercisable and unexercisable Stock Options (but only to the extent not previously exercised), to receive substitute stock options in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section 10.3, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Stock Options as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options, as the case may be.

                           10.3.2 If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in Section 10.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and unexercisable Stock Options (but only to the extent not previously exercised), substitute stock options in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options previously granted hereunder as of the date of the consummation of the Merger Event.

                           10.3.3 Upon receipt by any affected Participant of any such cash, certified check, or substitute stock options as a result of any such Merger Event, such Participant's affected Stock Options for which such cash, certified check or substitute awards was received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

                           10.3.4 The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options, shall be determined in good faith by the Board or the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

         11.      CHANGE OF CONTROL.

                  11.1 ACCELERATION OF AWARDS VESTING. Anything in the Plan to the contrary notwithstanding, if a Change of Control of the Company occurs, unless otherwise provided in the Participant's Award Agreement, all Stock Options then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Participants (i) who are employed by the Company and/or one of its Subsidiaries as of the date of the Change of Control, or (ii) to whom Section 11.3 below is applicable.

                  11.2 PAYMENT AFTER CHANGE OF CONTROL. Notwithstanding anything to the contrary in the Plan, in the case only of a Change of Control under
Section 11.4.1 of the Plan, the holders of any Stock Options shall have the right, but not the obligation, to elect, within thirty (30) business days after the Participant has actual knowledge of the occurrence of such Change of Control, to require the Company to substitute for such Stock Options replacement stock options of the acquiring company or any affiliate thereof covering the most liquid thereof and on such terms and conditions, as to the number of shares, pricing and otherwise which shall substantially preserve the value, rights and benefits of any affected Stock Options.

                  11.3 TERMINATION AS A RESULT OF A CHANGE OF CONTROL. Anything in the Plan to the contrary notwithstanding, if a Change of Control occurs and if the Participant's employment is terminated before such Change of Control and it is reasonably demonstrated by the Participant that such employment termination (a) was at the request, directly or indirectly, of a third party who has taken steps reasonably calculated to effect the Change of Control, or (b) otherwise arose in connection with or in anticipation of the Change of Control, then for purposes of this Section 11, the Change of Control, unless otherwise provided in the Participant's Award Agreement, shall be deemed to have occurred immediately prior to such Participant's employment termination (for all purposes other than those set forth in Section 11.2 of the Plan).

                  11.4 CHANGE OF CONTROL. For the purpose of this Agreement, "Change of Control" shall mean:

                           11.4.1 The acquisition, after the effective date of the Plan, by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of 50% or more of either (a) the shares of the Common Stock, or (b) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (y) any acquisition by any underwriter in connection with any firm commitment underwriting of securities to be issued by the Company, or
         (z) any acquisition by any corporation if, immediately following such acquisition, more than 50% of the then outstanding shares of common stock or common ownership interests and the combined voting power of the then outstanding voting securities or common ownership interests of such corporation or other entity (entitled to vote generally in the election of directors or other managers), is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities; or

                          11.4.2 Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease thereafter for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by at least two-thirds of the directors then serving and comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a- 11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

                           11.4.3 Approval by the shareholders of the Company of, or the occurrence of, a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 50% of the then outstanding common stock or common ownership interests and voting securities or voting ownership interests (entitled to vote generally in the election of directors or other managers) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

                           11.4.4 Approval by the shareholders of the Company of, or the occurrence of, (a) a complete liquidation or substantial dissolution of the Company, or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than (i) to a Subsidiary, wholly-owned, directly or indirectly, by the Company, or
         (ii) pursuant to a transaction with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such transaction, of the Common Stock and the Voting Securities beneficially own, directly or indirectly, immediately after such transaction, more than 50% of the then outstanding common stock or common ownership interests and voting securities or voting ownership interests (entitled to vote generally in the election of directors or other managers) of the corporation or other business entity acquiring such assets in substantially the same proportions as their respective ownership, immediately prior to such transaction, of the Common Stock and the Voting Securities.

                           11.4.5 The occurrence of any event (not covered by clauses (11.4.1 through 11.4.4 above) which would be required to be reported by the Company in response to Items 1 or 2 of Form 8-K under the Exchange Act.

         12.      AMENDMENT, SUSPENSION AND TERMINATION.

                  12.1 IN GENERAL. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Participant under any outstanding Stock Options, without the consent of such Participant, or (y) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from the benefits provided under Section 422 of the Code, or any successor provisions thereto.

                  12.2 AWARD AGREEMENT MODIFICATIONS. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, including, without limitation, changing or accelerating the date or dates as of which such Stock Options shall become exercisable. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.

         13.      MISCELLANEOUS.

                  13.1 TAX WITHHOLDING. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

                  13.2 NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

                  13.3 UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

                  13.4 PAYMENTS TO A TRUST. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

                  13.5 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

                  13.6 LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                   13.7 AWARD AGREEMENTS. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

                  13.8 DESIGNATION OF BENEFICIARY. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

                  13.9 LEAVES OF ABSENCE/TRANSFERS. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

                  13.10 LOANS. Subject to applicable law, the Committee may provide, pursuant to Plan rules, for the Company or any Subsidiary to make loans to Participants to finance the exercise price of any Stock Options, as well as the withholding obligation under Section 13.1 of the Plan and/or the estimated or actual taxes payable by the Participant as a result of the exercise of such Stock Option and the Committee may prescribe the terms and conditions of any such loan.

                  13.11 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

                  13.12 EFFECTIVE DATE. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company's shareholders in accordance with Sections 162(m) and 422 of the Code.

                                    * * * * *

                  IN WITNESS WHEREOF, this Plan is adopted by the Company on this 13th day of September, 2000.

                                  EDG CAPITAL, INC.


                                  By: /s/ Shraga David Aranoff
                                     -------------------------------------------

                                  Name: Shraga David Aranoff
                                       -----------------------------------------

                                  Title: Chief Operating Officer, Vice President
                                        ----------------------------------------

                                EDG CAPITAL, INC.
                FORM OF PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 August 16, 2001

     The undersigned hereby appoints Jack Schwartzberg and Shraga David Aranoff, and each of them, as agents and proxies, each with the power to appoint his substitute, to represent and to vote, as designated below, all of the shares of Common Stock, $.001 par value, of EDG CAPITAL, INC. (the "Company"), held of record by the undersigned at the close of business on June 29, 2001 at the Annual Meeting of Shareholders (the "Meeting") of EDG CAPITAL, INC. on August 16, 2001 at 10:00 a.m. local time, or at any adjournments or postponements thereof.

1.   ELECTION OF DIRECTORS

        [ ] For all nominees listed below               [ ] WITHHOLD AUTHORITY
             (except as indicated otherwise below)

     INSTRUCTION: To withhold authority to vote for an individual nominee, write such nominee's name in the space below.

     NOMINEES:  Jack Schwartzberg, Shraga David Aranoff, Harry Barnett, Stanley
     F. Barshay and Jay M. Haft.

     NOMINEE(S) FOR WHOM AUTHORITY IS WITHHELD:
                                               ------------------------------

     ------------------------------------------------------------------------


2.   ADOPTION OF THE 2000 LONG TERM INCENTIVE PLAN.

     For                 Against             Abstain
         ------                  ------              ------


3. RATIFICATION OF THE SELECTION OF LAZAR, LEVINE & FELIX LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

     For                 Against             Abstain
         ------                  ------              ------


4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

     For                 Against             Abstain
         ------                  ------              ------



                              (To be signed below)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE
                            INSTRUCTIONS GIVEN ABOVE

             Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a ballot is given by a corporation, please give your full corporation name and have the ballot signed by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                DATED:                 , 2001
                                       ----------------



                                --------------------------------------
                                Shareholder Name


                                --------------------------------------
                                Shareholder Signature


                                --------------------------------------
                                Signature if held jointly

   PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE